Exhibit 10.1

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of April 2(0, 2021, is entered into by and between ENSERVCO CORPORATION, a Delaware corporation, DILLCO FLUID SERVICE, INC., a Kansas corporation, HEAT WAVES HOT OIL SERVICE LLC, a Colorado limited liability company, HEAT WAVES WATER MANAGEMENT LLC, a Colorado limited liability company, and ADLER HOT OIL SERVICE, LLC, a Delaware limited liability company (collectively, "Borrowers"), on the one hand, and EAST WEST BANK, a California banking corporation ("Lender"), on the other hand with reference to the following facts:

RECITALS

A.           Borrowers and Lender previously entered into that certain Loan and Security Agreement, dated as of August 10, 2017, as amended by the First Amendment to Loan and Security Agreement dated as of November 20, 2017, the Second Amendment to Loan and Security Agreement dated as of October 26, 2018, the Third Amendment to Loan and Security Agreement and Waiver dated as of August 14, 2019, the Fourth Amendment to Loan and Security Agreement dated as of July 6, 2020, the letter from Lender to Administrative Borrower dated August 10, 2020, the letter from Lender to Administrative Borrower dated September 14, 2020, the Fifth Amendment to Loan and Security Agreement and Waiver dated as of September 23, 2020, and the Sixth Amendment to Loan and Security Agreement (the "Sixth Amendment") dated as of February 1, 2021 (collectively, the "Loan Agreement").

B.           Borrowers and Lender wish to amend the Loan Agreement as set forth below. NOW, THEREFORE, the parties hereto agree as follows:

1.            Defined Terms. All capitalized terms used in this Amendment without definition shall have the respective meanings specified for such terms in the Loan Agreement.

2.            Amortization Payments. In addition to their obligation to pay all outstanding principal and interest accrued on the Revolving Advances and the Equipment Loan on the Maturity Date (as defined in the Sixth Amendment), Borrowers shall repay the outstanding principal amount of the Equipment Loan in monthly installments equal to One Hundred Sixteen Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents ($116,666.67) each, commencing on November 15, 2021, and on the fifteenth (15th) day of each succeeding month thereafter, until the Maturity Date.

3.            Condition Precedent. The effectiveness of this Amendment shall be subject to Lender's receipt of this Amendment, duly executed by each Borrower.

4.            Miscellaneous.

(a)           Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other Loan Document shall survive the execution and delivery of this Amendment.

(b)           References to the Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

(c)           Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect, and each Borrower hereby ratifies and confirms its agreements and covenants contained therein.

(d)           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(e)           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California applied to contracts to be performed wholly within the State of California.

(f)           Counterparts. This Amendment may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. If any signature to this Amendment is delivered by facsimile transmission or by e-mail delivery of a ".pdf' format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf' signature page were an original hereof.

(g)           Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(h)           Expenses of Lender. Borrowers jointly and severally agree to pay on demand all costs and expenses reasonably incurred by Lender in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and expenses of Lender's legal counsel.

(i)           NO ORAL AGREEMENTS. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH REGARD TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWERS:

ENSERVCO CORPORATION,
a Delaware corporation

By:	/s/ Marjorie A. Hargrave
Name:	Marjorie A. Hargrave
Title:	President and CFO

DILLCO FLUID SERVICE, INC.,
a Kansas corporation

By:	/s/ Marjorie A. Hargrave
Name:	Marjorie A. Hargrave
Title:	President and CFO

HEAT WAVES HOT OIL SERVICES LLC,
a Colorado limited liability company

By:	/s/ Marjorie A. Hargrave
Name:	Marjorie A. Hargrave
Title:	President and CFO

HEAT WAVES WATER MANAGEMENT, LLC,
a Colorado limited liability company

By:	/s/ Marjorie A. Hargrave
Name:	Marjorie A. Hargrave
Title:	President and CFO

ADLER HOT OIL SERVICE, LLC, a Delaware
limited liability company

By:	/s/ Marjorie A. Hargrave
Name:	Marjorie A. Hargrave
Title:	President and CFO

LENDER:

EAST WEST BANK,
a California banking corporation

By:
Frank Chan
Senior Vice President

Seventh Amendment to Loan and Security Agreement